SECURITIES AND EXCHANGE COMMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 28, 2003


                          SCB COMPUTER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its Charter)


            TENNESSEE             00 0-27694                  62-1201561
           (State or other  (Commission File              (IRS Employer
           jurisdiction of          Number)               Identification Number)
           incorporation)

        3800 FOREST HILL-IRENE ROAD, SUITE 100, MEMPHIS, TENNESSEE 38125
       (Address of principal executive offices)                   (Zip Code)


                                 (901) 754-6577
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

                  On May 28, 2003, SCB Computer Technology, Inc. (the "Company") issued a press release announcing that the Company, National Systems & Research Co. ("NSR"), and the shareholders of NSR, Celestino E. Archuleta, Marcella E. Archuleta, Anthony T. Archuleta, Maria C. Archuleta, and Walter Claxton, (the "Shareholders"), had entered into a Stock Purchase Agreement (the "Agreement") pursuant to which the Company agreed to purchase and the Shareholders agreed to sell 100% of the outstanding common stock of NSR. A copy of the press release issued in connection with the execution of the definitive agreement is attached hereto as Exhibit 99.1.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

c) Exhibits.

99.1        Press Release of SCB Computer Technologies, Inc. dated May 28, 2003.



























                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 28, 2003

                         SCB COMPUTER TECHNOLOGY, INC.,

                           By: /s/Michael J. Boling
                              -----------------------------------------
                                    Michael J. Boling,
                                    Executive Vice President and
                                    Chief Financial Officer